                                                                    EXHIBIT 99.7

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD           7
SERVICER REPORT DATE: 10-May-00                    BEGINNING:           1-Apr-00
DISTRIBUTION DATE:    15-May-00                    ENDING:             30-Apr-00

                           ORIG PRINCIPAL    BEG PRINCIPAL      PRINCIPAL         INTEREST           TOTAL         END PRINCIPAL
                              BALANCE           BALANCE        DISTRIBUTION    DISTRIBUTION (*)   DISTRIBUTION        BALANCE
        --------------------------------------------------------------------------------------------------------------------------
        CLASS A-1 NOTES   $ 125,000,000.00  $           0.00                -  $           0.00                -  $           0.00
        CLASS A-2 NOTES   $ 314,000,000.00  $ 295,061,248.11  $ 21,911,680.62  $   1,608,083.80    23,519,764.42  $ 273,149,567.49
        CLASS A-3 NOTES   $ 196,000,000.00  $ 196,000,000.00  $          0.00  $   1,102,500.00     1,102,500.00  $ 196,000,000.00
        CLASS A-4 NOTES   $ 151,800,000.00  $ 151,800,000.00  $          0.00  $     877,910.00       877,910.00  $ 151,800,000.00
        --------------------------------------------------------------------------------------------------------------------------
          NOTE TOTALS     $ 786,800,000.00  $ 642,861,248.11  $ 21,911,680.62  $   3,588,493.80  $ 25,500,174.42  $ 620,949,567.49
        --------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                              PRINCIPAL         INTEREST       END PRINCIPAL
                            DISTRIBUTION      DISTRIBUTION       BALANCE
        ---------------------------------------------------------------------
        CLASS A-1 NOTES                  -                 -                -
        CLASS A-2 NOTES        69.78242236        5.12128599     869.90308118
        CLASS A-3 NOTES                  -        5.62500000   1,000.00000000
        CLASS A-4 NOTES                  -        5.78333333   1,000.00000000
        ---------------------------------------------------------------------
          NOTE TOTALS          69.78242236       16.52961933   2,869.90308118
        ---------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
200 S. Andrews Avenue
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD           7
SERVICER RPT DATE: 10-May-00                       BEGINNING:           1-Apr-00
DISTRIBUTION DATE: 15-May-00                       ENDING:             30-Apr-00

     I. NOTE DISTRIBUTABLE AMOUNTS

                                                                                    Prin              Int               Total
                             Principal          Interest           Total       (per$1000/orig)   (per$1000/orig)   (per$1000/orig)
                          --------------------------------------------------------------------------------------------------------
        CLASS A-1         $              -  $              -  $             -  $              -  $             -  $              -
        CLASS A-2         $  21,911,680.62  $   1,608,083.80  $ 23,519,764.42  $    69.78242236  $    5.12128599  $    74.90370835
        CLASS A-3         $              -  $   1,102,500.00  $  1,102,500.00  $              -  $    5.62500000  $     5.62500000
        CLASS A-4         $              -  $     877,910.00  $    877,910.00  $              -  $    5.78333333  $     5.78333333
                          --------------------------------------------------------------------------------------------------------
           TOTAL          $  21,911,680.62  $   3,588,493.80  $ 25,500,174.42  $    69.78242236  $   16.52961933  $    86.31204168

    II. Pool Balance at the end of the Collection Period                                                          $ 628,895,778.19

   III. Insurance Premium                                                                                         $     106,079.00

    IV. SPREAD ACCOUNT BALANCE
                        (A) Balance after Deposits/Withdrawals for prior Distribution Date                        $  19,524,223.76
                        (B) Balance after Deposits/Withdrawals for current Distribution Date                      $  20,020,720.07

     V. Spread Account Required Amount                                                                            $  18,866,873.35

    VI. Spread Account Withdrawals
                        (A) Withdrawal to make required payments under 4.03                                       $              0
                        (B) Withdrawal to reimburse Preference Amounts (to Insurer)                               $              0

   VII. Servicing Fee                                                                                                   542,339.55

  VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                           $              0

    IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                       $              0

     X. Available Funds                                                                                           $  26,562,040.24

    XI. Insured Payment (if any)                                                                                  $              0

   XII. NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS

                                             Note Principal              Note Interest
                                          Carryover Shortfall          Carryover Shortfall                   Total
                                       ---------------------------------------------------------------------------------------
                        CLASS A-1                  $        0.00                $       0.00                      $       0.00
                        CLASS A-2                  $        0.00                $       0.00                      $       0.00
                        CLASS A-3                  $        0.00                $       0.00                      $       0.00
                        CLASS A-4                  $        0.00                $       0.00                      $       0.00
                                       ---------------------------------------------------------------------------------------
                          TOTAL                    $        0.00                $       0.00                      $       0.00

  XIII. CHANGE IN NOTE PRINCIPAL AND INTEREST CARRYOVER SHORTFALLS FROM PRIOR PERIOD

                                       Current Distribution Date     Prior Distribution Date
                                             Note Principal               Note Principal                Change in Note
                                           Carryover Shortfall         Carryover Shortfall       Principal Carryover Shortfall
                                       ---------------------------------------------------------------------------------------
                        CLASS A-1                  $        0.00                $       0.00                      $       0.00
                        CLASS A-2                  $        0.00                $       0.00                      $       0.00
                        CLASS A-3                  $        0.00                $       0.00                      $       0.00
                        CLASS A-4                  $        0.00                $       0.00                      $       0.00
                                       ---------------------------------------------------------------------------------------
                          TOTAL                    $        0.00                $       0.00                      $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                   COLLECTION PERIOD           7
SERVICER RPT DATE: 10-May-00                       BEGINNING:           1-Apr-00
DISTRIBUTION DATE: 15-May-00                       ENDING:             30-Apr-00

                                       Prior Distribution Date     Current Distribution Date
                                            Note Interest                Note Interest                 Change in Note
                                         Carryover Shortfall          Carryover Shortfall        Interest Carryover Shortfall
                                       --------------------------------------------------------------------------------------
                        CLASS A-1               $         0.00                $         0.00                   $         0.00
                        CLASS A-2               $         0.00                $         0.00                   $         0.00
                        CLASS A-3               $         0.00                $         0.00                   $         0.00
                        CLASS A-4               $         0.00                $         0.00                   $         0.00
                                       --------------------------------------------------------------------------------------
                          TOTAL                 $         0.00                $         0.00                   $         0.00

    IX. DELINQUENCY RATIO

                A. Delinquency Statistics

                           Days                                           Outstanding                     Past Due
                        Delinquent              Units                      Principal                       Amount
                        -----------------------------------------------------------------------------------------------------
                         31 - 60                           920                 11,757,294.82                       634,022.75
                         61 - 90                           140                  1,703,777.31                       139,387.54
                         91 - 120                           25                    164,718.13                        29,517.51
                           121+                             15                     87,813.71                        28,321.21
                        -----------------------------------------------------------------------------------------------------
                          TOTAL                          1,100                 13,713,603.97                       831,249.01

                B. Delinquency Percentage

                   (1) Outstanding Principal Balance for Delinquency => 30Days                                  $    13,713,603.97
                   (2) Pool Principal Balance Beginning of Collection Period                                    $   650,807,458.81
                   (3) Delinquency Percentage (Line 1/Line 2)                                                                 2.11%

                                                                                                       Units        Principal
                                                                                                       -----    ------------------
     X. Principal Balance of repossessed Financed Vehicles                                               127    $     1,613,413.35

    XI. Liquidation Proceeds received for Defaulted Contracts                                                   $       976,725.92

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-May-00                       COLLECTION PERIOD           7
DISTRIBUTION DATE: 15-May-00                       BEGINNING:           1-Apr-00
                                                   ENDING:             30-Apr-00

I. POOL BALANCE CALCULATION:

A.      Original Pool Balance                                                                                       794,746,210.70

B.      Beginning of Period Outstanding Pool Balance                                                                650,807,458.81

C.      Monthly Principal Amounts

        (1)     Monthly Scheduled Payments                                                                           11,823,767.86
        (2)     Full Prepayments (excluding Purchased Receivables)                                                    8,195,903.61
        (3)     Receivables becoming Liquidated Receivables during period                                             1,900,525.57
        (4)     Receivables becoming Purchased Receivables during period                                                         -
        (5)     Other Receivables adjustments                                                                            (8,516.42)

        Total Monthly Principal Amounts                                                                              21,911,680.62

D.      Total Monthly Payments allocable to Interest                                                                  5,508,367.54

E.      End of period Outstanding Pool Balance                                                                      628,895,778.19

F.      Pool Factor                                                                                                       0.791316

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                               CLASS A-1        CLASS A-2          CLASS A-3          CLASS A-4
                                                              -----------     --------------     --------------     --------------
A.      Beginning of period Outstanding Principal Balance               -     295,061,248.11     196,000,000.00     151,800,000.00

B.      Noteholders' Principal Distributable Amount                     -      21,911,680.62               0.00               0.00
C.      Noteholders' Interest Distributable Amount (*)                  -       1,608,083.80       1,102,500.00         877,910.00
                                                              --------------------------------------------------------------------
D.      Note Distributable Amount                                       -      23,519,764.42       1,102,500.00         877,910.00
E.      Note Principal Carryover Shortfall                              0                  0                  0                  0
F.      Note Interest Carryover Shortfall                               0                  0                  0                  0
G.      Insured Payment                                                 0                  0                  0                  0

H.      End of period Outstanding Principal Balance                     -     273,149,567.49     196,000,000.00     151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

        A.      Available Funds in Collection Account:

                        (1)  Monthly Scheduled Payments on Receivables during period
                              (including partial prepays)
                                (a) Principal                                                                        11,823,767.86
                                (b) Interest                                                                          5,347,974.35
                        (2)  Full Prepayments collected during period
                                (a) Principal                                                                         7,850,303.09
                                (b) Interest                                                                             75,784.56
                        (3)  Net Liquidation Proceeds collected during period                                           978,210.08

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-May-00                       COLLECTION PERIOD           7
DISTRIBUTION DATE: 15-May-00                       BEGINNING:           1-Apr-00
                                                   ENDING:             30-Apr-00

                        (4)  Net Insurance Proceeds collected during period
                                (a) Principal                                                                           345,600.52
                                (b) Interest                                                                              5,014.43
                        (5)  Purchase Amounts deposited in Collection Account                                                    0
                        (6)  Investment Earnings - Collection Account                                                   135,385.35

                        Total Available Funds in Collection Account                                                  26,562,040.24

        B.      Available Funds in Payment Account:

                        (1)Available Funds transferred from Collection Account                                    $  26,562,040.24
                        (2)Amount withdrawn from Spread Account and deposited to Payment Account                  $              -
                        (3)Insured Payment deposited to Payment Account                                           $              -

                        Total Available Funds in Payment Account                                                  $  26,562,040.24

        C.      Distributions from Payment Account:

                        (1)Monthly Servicing Fee                                                                        542,339.55
                        (2)Unpaid Monthly Servicing Fee for Prior Collection Period                                              0
                        (3)Owner Trustee Fees (if paid from Available Funds)                                                     0
                        (4)Indenture Trustee Fees (if paid from Available Funds)                                                 0
                        (5)Insurance Premium                                                                            106,079.00
                        (6)Note Interest Distributable Amount
                                (a.1)   Class A - 1 (*)                                                                          -
                                (b)     Class A - 2                                                                   1,608,083.80
                                (c)     Class A - 3                                                                   1,102,500.00
                                (d)     Class A - 4                                                                     877,910.00
                        (7)Final Scheduled Distribution Date Note Principal Distributable Amount
                                (a)     Class A - 1                                                                              0
                                (b)     Class A - 2                                                                              0
                                (c)     Class A - 3                                                                              0
                                (d)     Class A - 4                                                                              0
                        (8)Note Principal Distributable Amount
                                (a)     Class A - 1                                                                              -
                                (b)     Class A - 2                                                                  21,911,680.62
                                (c)     Class A - 3                                                                              -
                                (d)     Class A - 4                                                                              -
                        (9) Reimbursement Amounts Owing to Insurer                                                               0
                        (10)Spread Account Deposit (to increase to Required Amount)                                     413,447.27
                        (11)Indenture or Owner Trustee Fees (not paid under C)                                                   0
                        (12)Re-Liening Expenses                                                                                  0
                             (To the extent not paid by Servicer)
                        (13)Transition Costs and Additional Servicing Fee to Successor Servicer                                  0
                        (14)After Servicer Default, remaining Available Funds deposited in Note Distribution
                             Account                                                                                             0

                        Total Distributions                                                                          26,562,040.24

        D.      Excess Available Funds (or shortfall)                                                                            -

        E.      Remaining Available Funds to holder of Residual Interest Certificate                                             0

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-May-00                       COLLECTION PERIOD           7
DISTRIBUTION DATE: 15-May-00                       BEGINNING:           1-Apr-00
                                                   ENDING:             30-Apr-00

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                A. Available Funds Transferred from Collection Account to Payment Account                         $  26,562,040.24
                B. Distributions required under 4.03 (a)(i) through (vii)                                         $  26,148,592.97
                C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                            0
                D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                0

V. SPREAD ACCOUNT BALANCE

                A. Spread Account Balance After Deposit/Disbursements
                        (1) Beginning Spread Account Balance                                                      $  19,524,223.76
                        (2) Investment Income Deposited to Spread Account                                         $      83,049.04
                        (3) Withdrawal to make required payments under 4.03                                                      0
                        (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
                        (5) Deposit to Spread Account after Disbursements                                         $     413,447.27
                        (6) Spread Account Balance after Deposit/Disbursments                                     $  20,020,720.07

                B. Spread Account Required Amount                                                                 $  18,866,873.35

                        (1) 3% of Pool Balance                                                                    $  18,866,873.35
                        But in no event less than the lesser of (a) or (b)
                                (a) .5% of Original Pool Balance                                                  $   3,973,731.05
                                (b) Outstanding Principal Amount of All Notes                                     $ 620,949,567.49

                C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                             0

                D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                         1,153,846.72

VI. INSURED PAYMENTS

                A. Available Funds Transferred from Collection Account to Payment Account                         $  26,562,040.24
                B. Available Funds Transferred from Spread Account to Payment Account                             $              0
                C. Note Interest Distributable Amount                                                                 3,588,493.80
                D. Guaranteed Note Principal Amount                                                               $              0
                E. Deficiency Amount                                                                              $              -
                    (Min:(Lines A+B-C-D) and $0.00)                                                               $              0
                F. Preference Amount                                                                              $              0
                G. Insured Payment (lines E+F)                                                                    $              0

                                  Note Principal               Note Interest
                             Carryover Shortfall         Carryover Shortfall                             Total
        CLASS A-1                  $        0.00                $       0.00                      $       0.00
        CLASS A-2                  $        0.00                $       0.00                      $       0.00
        CLASS A-3                  $        0.00                $       0.00                      $       0.00
        CLASS A-4                  $        0.00                $       0.00                      $       0.00
        ------------------------------------------------------------------------------------------------------
          TOTAL                    $        0.00                $       0.00                      $       0.00

                       Current Distribution Date     Prior Distribution Date
                            Note Principal               Note Principal                 Change in Note
                          Carryover Shortfall          Carryover Shortfall       Principal Carryover Shortfall
        CLASS A-1                  $        0.00                $       0.00                      $       0.00
        CLASS A-2                  $        0.00                $       0.00                      $       0.00
        CLASS A-3                  $        0.00                $       0.00                      $       0.00
        CLASS A-4                  $        0.00                $       0.00                      $       0.00
        ------------------------------------------------------------------------------------------------------
          TOTAL                    $        0.00                $       0.00                      $       0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-May-00                       COLLECTION PERIOD           7
DISTRIBUTION DATE: 15-May-00                       BEGINNING:           1-Apr-00
                                                   ENDING:             30-Apr-00

                    Current Distribution Date    Prior Distribution Date
                          Note Interest               Note Interest                Change in Note
                       Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
        CLASS A-1                $       0.00               $       0.00                     $       0.00
        CLASS A-2                $       0.00               $       0.00                     $       0.00
        CLASS A-3                $       0.00               $       0.00                     $       0.00
        CLASS A-4                $       0.00               $       0.00                     $       0.00
        -------------------------------------------------------------------------------------------------
          TOTAL                  $       0.00               $       0.00                     $       0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                            $   2,612,884.80

VIII. DELINQUENCY RATIO

                A. Delinquency Statistics

           Days                                         Outstanding                    Past Due
        Delinquent              Units                    Principal                      Amount
        -------------------------------------------------------------------------------------------------
         31 - 60                          920           $  11,757,294.82               $       634,022.75
         61 - 90                          140           $   1,703,777.31               $       139,387.54
         91 - 120                          25           $     164,718.13               $        29,517.51
           121+                            15           $      87,813.71               $        28,321.21
        -------------------------------------------------------------------------------------------------
           TOTAL                        1,100              13,713,603.97                       831,249.01

                B. Delinquency Percentage

                   (1) Outstanding Principal Balance for Delinquency => 30Days                                    $  13,713,603.97
                   (2) Pool Principal Balance Beginning of Collection Period                                      $ 650,807,458.81
                   (3) Delinquency Percentage (Line 1/Line 2)                                                                 2.11%

IX. CUMULATIVE NET LOSS RATIO

                        (1)   Principal Balance of Defaulted Contracts in current Collection Period               $   1,900,525.57
                        (2)   Cumulative Defaulted Contracts Including
                               Defaulted Contracts in current Collection Period                                   $   7,498,256.91
                        (3)   Net Liquidation Proceeds collected during current Collection Period                 $     978,210.08
                        (4)   Cumulative Net Liquidation Proceeds Including
                               Net Liquidation Proceeds in current Collection Period                              $   3,951,282.03
                        (5)   Original Pool Balance                                                               $ 794,746,210.70
                        (6)   Cumulative Net Loss Rate (2) minus (4) divided by (5)                                          0.446%

X. REPOSSESSED INVENTORY

                                                                                                       Units         Principal
                                                                                                       -----      ----------------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                     146          1,901,320.25
                        B. Repossessed Financed Vehicles (Principal)                                              $   1,612,618.67
                        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                  $     976,725.92
                        D. Realized losses on sale of repossessed Financed Vehicles (Principal)                   $     923,799.65
                                                                                                       ---------------------------
                        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)           127      $   1,613,413.35
                                                                                                                  $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of May, 2000


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer